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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 17, 2001


                                 eContent, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   33-16736                 23-2442288
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
 of Incorporation )                  Number)                  Number)


105 S. Narcissus Avenue, Suite 701, West Palm Beach, Florida 33401
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (561) 835- 0094


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          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS.
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         On April 17, 2001, the Company's Board of Directors elected Cornelia
Eldridge President and Chief Operating Officer of the Company. On April 27, 2001, the Board of Directors relieved John Sgarlat of his duties as Chairman of the Board of Directors and Chief Executive Officer.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.


                                 eCONTENT, INC.


Dated: May 3, 2001              By:  /s/ Cornelia Eldridge
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                                     Cornelia Eldridge, President












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